                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8 - K/A

                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                         MEDICAL ACTION INDUSTRIES INC.
                         ------------------------------
               (Exact name of registrant as specified in charter)


                                 AMENDMENT NO. 1


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its November 30, 2001 Current Report on Form 8-K as set forth in the pages attached hereto:

         Item 7 -      Financial statements and Exhibits
         ------

         (a)           Financial statements of business acquired

         (b)           Pro Forma Combined Balance Sheet at September 30, 2001

         (c)           Exhibits
                       (1)      Consent of Mayer Hoffman McCann P.C.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized


                                         MEDICAL ACTION INDUSTRIES INC.
                                         ------------------------------
                                                  (Registrant)



Date:    January 23, 2002                By: /s/ Richard G. Satin
         ----------------------------        --------------------
                                             Richard G. Satin
                                             (Principal Accounting Officer)

                        MEDI-FLEX, INC. AND SUBSIDIARIES

                         FINANCIAL STATEMENTS OF THE KIT

                                AND TRAY BUSINESS

                          YEAR ENDED DECEMBER 31, 2000

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                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Board of Directors
Medi-Flex, Inc.

We have audited the accompanying statement of inventories, equipment and trademark of the Kit and Tray Business of Medi-Flex, Inc. and Subsidiaries (the "Company") as of December 31, 2000, and the statement of net sales, and direct costs and expenses for the year then ended. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the inventories, equipment and trademark of the Kit and Tray Business of Medi-Flex, Inc. and Subsidiaries at December 31, 2000, and its net sales, and direct costs and expenses for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Mayer Hoffman McCann L.C.

Kansas City, Missouri
September 18, 2001

          THE KIT AND TRAY BUSINESS OF MEDI-FLEX INC. AND SUBSIDIARIES

                STATEMENT OF INVENTORIES, EQUIPMENT AND TRADEMARK

                                DECEMBER 31, 2000




Inventories
         Finished goods                                             $264,682
         Work in process                                             147,287
         Raw materials and supplies                                  311,774
                                                                    --------

                  Total inventories                                  723,743

Equipment, less accumulated depreciation of $261,871                 257,094

Trademark
                                                                          --
                                                                    --------
                  Total inventories, equipment and trademark        $980,837
                                                                    ========










                      See Notes to Financial Statements

          THE KIT AND TRAY BUSINESS OF MEDI-FLEX INC. AND SUBSIDIARIES

              STATEMENT OF NET SALES, AND DIRECT COSTS AND EXPENSES

                          YEAR ENDED DECEMBER 31, 2000




Net sales                                                            $8,285,511
                                                                     ----------

Direct costs and expenses
     Cost of goods sold                                               6,856,109
     Selling, general and administrative                                737,909
                                                                     ----------

          Total direct costs and expenses                             7,594,018
                                                                     ----------

          Net sales in excess of direct cost and expenses              $691,493
                                                                     ==========









                        See Notes to Financial Statements

          THE KIT AND TRAY BUSINESS OF MEDI-FLEX INC. AND SUBSIDIARIES

                          NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION - Medi Flex, Inc. ("MFI") is in negotiations to sell certain assets and the Kit and Tray Business to Medical Action Industries Inc. ("MAI"). The Kit and Tray Business consists of production and distribution of sterile kits for the insertion of intravenous catheters ("I.V. Start Kits") and sterile procedure trays ("Central Line Dressing Trays"). Kit and Tray products are produced at MFI's El Paso, Texas plant, which also produces other medical products for MFI that are unrelated to the Kit and Tray Business. The El Paso facility also serves as a warehouse and distribution center for MFI's products. Customers are located throughout the United States and parts of Canada. Less than 1% of the Kit and Tray Business sales were to Canadian customers. For the year ended December 31, 2000, approximately 81% of the Company's Kit and Tray Business sales were concentrated with three customers. The percentages applicable to the three customers were 40%, 25% and 16%.

The Kit and Tray Business is not a legal entity and the assets and liabilities associated with the Kit and Tray Business are components of a larger business. As a result, while separate financial information is maintained for the Kit and Tray inventory, sales and direct expenses, no separate asset, liability and expenses accounts are maintained for the Kit and Tray Business or the other business of MFI. Accordingly, the information included in the accompanying statements has been obtained from MFI's consolidated financial records. The accompanying financial statements present the inventories, equipment and trademark of the Kit and Tray Business expected to be sold to MAI as of December 31, 2000 and the net sales, direct costs and expenses of the Kit and Tray Business for the year then ended. This information is not intended to be a complete presentation of the assets and liabilities, and expenses of the Kit and Tray Business.

The accompanying financial statements were prepared for inclusion in the current report on Form 8-K of MAI and do not purport to reflect the assets and liabilities or results of operations that would have resulted if the Kit and Tray Business had operated as an unaffiliated independent company.

Certain direct expenses incurred by MFI on behalf of the Kit and Tray Business as well as certain El Paso plant costs have been allocated to the Kit and Tray Business on various bases which, in the opinion of management, are reasonable. However, these allocated expenses and costs are not necessarily indicative of expenses and costs that would have been incurred had the Kit and Tray Business been operating as a separate company.

MANAGEMENT ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in them and the accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions MFI may undertake in the future, actual results ultimately may differ from the estimates.

          THE KIT AND TRAY BUSINESS OF MEDI-FLEX INC. AND SUBSIDIARIES

                          NOTES TO FINANCIAL STATEMENTS

(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE RECOGNITION - Sales are recorded at the time products are shipped. Net sales reflect units shipped at selling list price less direct deductions therefrom, including discounts and allowances and returns.

INVENTORY VALUATION - Inventories are stated at the lower of cost (first in, first out method) or market.

EQUIPMENT - Equipment is stated at cost, less accumulated depreciation. Depreciation is calculated using the straight line method over the estimated useful lives of the equipment, primarily 5 to 15 years.

COST OF GOODS SOLD - Cost of goods sold includes allocations of costs to the Kit and Tray Business activities, including warehousing, shipping, utilities, insurance, quality control and employee costs. These plant costs are allocated between the Kit and Tray Business and other products that are produced at the El Paso plant based primarily on standard costs of goods sold, number of employees and labor hours, usage and square footage. In the opinion of management, these allocations were made on a reasonable basis. However, cost of goods sold is not necessarily indicative of the costs which might have been incurred had the Kit and Tray Business been operating as a separate company.

SELLING, GENERAL AND ADMINISTRATIVE - Certain selling, general and administrative expenses not otherwise specifically identifiable with the Kit and Tray Business are allocated based on estimates of time and effort spent and sales volume. Such allocated expenses primarily include selling, marketing and other administrative activities. In the opinion of management, these allocations of direct expenses were made on a reasonable basis. However, such expenses are not necessarily indicative of the level of expenses which might have been incurred had the Kit and Tray Business been operating as a separate company.

RESEARCH AND DEVELOPMENT - Research and development costs are expensed as incurred. There was no research and development costs incurred during the year ended December 31, 2000.

(2)      SECURITY INTERESTS

The assets in the accompanying statement of inventories, equipment and trademark are pledged as collateral for MFI's long-term obligations. A release from the lender is required for their sale.

          THE KIT AND TRAY BUSINESS OF MEDI-FLEX INC. AND SUBSIDIARIES

                          NOTES TO FINANCIAL STATEMENTS


(3)      CONTINGENCIES

MFI is involved in certain legal proceeding related to its business operations including the Kit and Tray Business. Based upon the advice of its counsel and product liability insurance carrier, management believes the outcome of litigation that relates to the Kit and Tray Business will not have a material effect on the Kit and Tray Business' operating results.

(4)      LEASES

MFI has leased the El Paso facility under a long-term operating lease, which expires August 31, 2002. Rent expense under this lease for 2000 has been allocated to the Kit and Tray Business based on utilized square footage.

(5)      COSTS AND EXPENSES

Costs and expenses for the year ended December 31, 2000 include the following direct costs related to the Kit and Tray Business:

Depreciation                                                       $ 34,820
                                                                   --------

Rent expense under a long-term operating lease                     $ 77,796
                                                                   --------

                       UNAUDITED PRO FORMA FINANCIAL DATA
                                   (UNAUDITED)


On November 30, 2001, Registrant, pursuant to an Asset Purchase Agreement dated as of October 3, 2001 between the Registrant and Medi-Flex Hospital Products, Inc., a Kansas Corporation ("Medi-Flex"), acquired certain of the assets relating to the medical products business of Medi-Flex. The purchase price for the assets acquired was approximately $11,250,000, all of which was paid at closing.

The assets acquired included inventory, certain fixed assets and a trademark used in the manufacture of: (i) sterile kits for the insertion of intravenous catheters ("I.V. Start Kits"); and (ii) sterile procedure trays containing components necessary for the maintenance of large catheters inserted into the chest cavity ("Central Line Dressing Trays") (hereinafter the "Products").

The fixed assets acquired by the Registrant for the manufacture of the Products will continue to be used by the Registrant in its facility in Arden, North Carolina for the manufacture of the Products.

The acquisition of the Medi-Flex business will be accounted for as a purchase pursuant to Statement No. 141 as issued by the Financial Accounting Standards Board, and, accordingly, the Registrant has allocated the purchase price to its fair market value of the assets acquired as follows:

               Inventory                                       $   650,000
               Factory and Office Equipment                        300,000
               Goodwill                                         10,133,000
               Trademark                                           167,000
                                                               -----------
                                                               $11,250,000
                                                               ===========

Goodwill and the trademark will be tested for impairment periodically, in accordance with Statement 142 as issued by the Financial Accounting Standards Board.

The Registrant utilized the funds available under its Revolving Credit Note and Loan Agreement (the "Loan Agreement") with Citibank, N.A. in order to satisfy the purchase price. The funds provided under the Loan Agreement were made in the ordinary course of business.

The following unaudited pro forma balance sheet combines the financial position of Medical Action Industries Inc. (the "Company") as of September 30, 2001 and the net assets acquired of the medical business of Medi-Flex. as of September 30, 2001 as if the Company had acquired the net assets on September 30, 2001. A pro forma statement of operations has not been presented as certain historical operating results of the medical business acquired from Medi-Flex are not available.

                         MEDICAL ACTION INDUSTRIES INC.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)


                                                Medical Action     Kit and Tray Business                      Pro Forma
Description                                    Industries Inc.      of Medi-Flex, Inc.                         Combined
                                              September 30, 2001    September 30, 2001     Adjustments    September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
 Cash                                                   $221,000    $                        $                       $221,000
 Accounts receivable, less allowance for                                                                                    -
  doubtful accounts                                   10,607,000                                                   10,607,000
 Inventories                                          11,276,000        922,000    note 1     (272,000)            11,926,000
 Prepaid expenses                                        392,000                                                      392,000
 Deferred income taxes                                   211,000                                                      211,000
Other current assets                                     105,000                                                      105,000
------------------------------------------------------------------------------------------------------------------------------
Total current assets                                  22,812,000        922,000               (272,000)            23,462,000
Property and equipment, net                            9,453,000        232,000    note 2       68,000              9,753,000
Due from officers                                        382,000                                                      382,000
Goodwill                                               6,773,000                   note 3   10,133,000             16,906,000
Trademarks                                               402,000              -    note 4      167,000                569,000
Other assets                                             236,000                                                      236,000
------------------------------------------------------------------------------------------------------------------------------
Total assets                                         $40,058,000     $1,154,000            $10,096,000            $51,308,000
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
 Accounts payable                                      2,544,000                                                    2,544,000
 Accrued expenses, payroll and payroll taxes           1,720,000                                                    1,720,000
 Accrued income taxes                                    312,000                                                      312,000
 Current portion of capital lease obligations             26,000                                                       26,000
 Current portion of long-term debt                     1,110,000                                                    1,110,000
------------------------------------------------------------------------------------------------------------------------------
Total current liabilities                              5,712,000              -                      -              5,712,000
Deferred income taxes                                    600,000                                                      600,000
Capital lease obligations, less current portion            2,000                                                        2,000
Long-term debt, less current portion                   4,955,000                   note 5   11,250,000             16,205,000
------------------------------------------------------------------------------------------------------------------------------
                                                      11,269,000              -             11,250,000             22,519,000
------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
 Common stock                                              9,000                                                        9,000
 Additional paid in capital                            9,371,000      1,154,000    note 6   (1,154,000)             9,371,000
 Retained earnings                                    19,409,000                                                   19,409,000
------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                            28,789,000      1,154,000             (1,154,000)            28,789,000
------------------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity           $40,058,000     $1,154,000            $10,096,000            $51,308,000
------------------------------------------------------------------------------------------------------------------------------







                              See accompanied notes

                         MEDICAL ACTION INDUSTRIES INC.
                        NOTES TO PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)


1.   To reflect actual inventories acquired.

2.   To adjust fixed assets acquired to estimate fair market value.

3. To record the value of goodwill acquired consisting primarily of the excess cost of net assets acquired.

4.   To record the value of trademark acquired.

5. To reflect the cash purchase price which was financed by additional long-term borrowings under the Company's lending facility.

6. To eliminate the Kit and Tray Business of Medi-Flex, Inc. excess net assets over liabilities acquired.